Exhibit 10.1

Execution Copy

EIGHTH AMENDMENT TO CREDIT AGREEMENT

THIS EIGHTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is executed as of the 24th day of August, 2012 (the “Eighth Amendment Effective Date”), by and among EDGEN MURRAY CORPORATION, a Nevada corporation (the “US Borrower”), EDGEN MURRAY CANADA INC., an Alberta corporation (the “Canadian Borrower”), EDGEN MURRAY EUROPE LIMITED, a limited company incorporated under the laws of England and Wales with registered number 01241058 (the “UK Borrower”), EDGEN MURRAY PTE. LTD., an entity organized under the laws of Singapore (the “Singapore Borrower”, and together with the US Borrower, the Canadian Borrower and the UK Borrower, the “Borrowers”), the Lenders party hereto, JPMORGAN CHASE BANK, N.A., as the Administrative Agent, the US Collateral Agent and the Issuing Bank, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as the Canadian Administrative Agent and the Canadian Collateral Agent, J.P. MORGAN EUROPE LIMITED, as the UK Administrative Agent and the UK Collateral Agent, and THE HONG KONG AND SHANGHAI BANKING CORPORATION LIMITED, as the Singapore Administrative Agent and the Singapore Collateral Agent.

W I T N E S S E T H:

WHEREAS, the Borrowers, certain affiliates of the Borrowers, the Lenders, the Agents and the Issuing Bank are parties to that certain Credit Agreement dated as of May 11, 2007 (as amended, supplemented and modified from time to time, the “Credit Agreement;” unless otherwise defined herein, all capitalized terms used herein which are defined in the Credit Agreement shall have the meaning given such terms in the Credit Agreement), pursuant to which the Lenders provide certain financing to the Borrowers in accordance with the terms and conditions set forth therein; and

WHEREAS, the parties desire to amend the credit agreement in certain respects;

NOW THEREFORE, the parties hereto hereby agree as follows:

SECTION 1.    Amendments to the Credit Agreement.  On the Eighth Amendment Effective Date, subject to the receipt by the Administrative Agent of this Amendment executed on behalf of each Borrower, each Agent and the Required Lenders, the Credit Agreement shall be amended in the manner provided in this Section 1.

1.1    Agency.  The first paragraph of Article VIII of the Credit Agreement is amended to add to the end of such paragraph the following sentence: “Without limiting the foregoing, each of the Lenders and each Issuing Bank hereby irrevocably appoints J.P. Morgan Europe Limited to create, register, manage and enforce the Collateral Documents governed by French law pursuant to article 2328-1 et seq. of the French civil code and in accordance with this Agreement and the other Finance Documents."

1.2    French Inventory Pledge.   Section 5.14 of the Credit Agreement is amended to add a new clause (f) thereto which shall read in full as follows:

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“Notwithstanding the requirements of clauses (a), (b) or (c) of this Section 5.14, no Loan Party organized in France shall be required to grant Liens in favor of the UK Collateral Agent in any of its Property consisting of Inventory or any bill of lading or other document of title evidencing rights in or to Inventory or shall be required to take any actions in furtherance of the same so long as such Inventory consists of Inventory in transit from a vendor of such Loan Party to a customer of such Loan Party or which is with a third party processor for further processing prior to delivery to such customer (and which has been shipped directly from such vendor to such processor and will be shipped directly from such processor to such customer).  The Borrower Representative will promptly (and in all events within 10 Business Days) notify the UK Collateral Agent in the event any Loan Party organized in France ever acquires Inventory or documents of title evidencing rights thereto (other than in transit inventory or inventory held by  a third party processor as aforesaid) following the acquisition of such Inventory and thereafter take all action required by this Section 5.14 to grant, evidence and perfect Liens in and to such Inventory and documents of title.”

SECTION 2.    Representations and Warranties.  In order to induce the Agents and each Lender to enter into this Amendment, the Borrowers hereby jointly and severally represent and warrant to the Agents and each Lender that:

2.1    Authorization, Enforceability.  The execution, delivery and performance of this Amendment by each Borrower are within each Borrower’s organizational powers and have been duly authorized by all necessary organizational actions and, if required, actions by equity holders.  This Amendment has been duly executed and delivered by each Borrower and constitutes a legal, valid and binding obligation of such Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

SECTION 3.    Miscellaneous.

3.1    Reaffirmation of Loan Documents; Extension of Liens.  Any and all of the terms and provisions of the Credit Agreement and the Loan Documents shall, except as amended hereby, remain in full force and effect.  The Borrowers hereby extend the Liens securing the Secured Obligations until the Secured Obligations have been paid in full, and agree that the amendments herein contained shall in no manner affect or impair the Secured Obligations or the Liens securing payment and performance thereof, all of which are ratified and confirmed.

3.2    Counterparts.  This Amendment may be executed in counterparts, and all parties need not execute the same counterpart; however, no party shall be bound by this Amendment until this Amendment has been executed by each Borrower and the Required Lenders at which time this Amendment shall be binding on, enforceable against and inure to the benefit of the Loan Parties and all Lenders.  Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

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3.3    COMPLETE AGREEMENT.  THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES REGARDING THE SUBJECT MATTER HEREOF.

3.4    Governing Law.  This Amendment and the rights and obligations of the parties hereunder shall be governed by and construed in accordance with the laws of the State of New York, but giving effect to federal laws applicable to national banks.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers on the date and year first above written.

THE BORROWERS:	EDGEN MURRAY CORPORATION

	By:	/s/ David L. Laxton, III
	Name:	David L. Laxton, III
	Title:	Chief Financial Officer

EDGEN MURRAY CANADA INC.

By:	/s/ David L. Laxton, III
Name:	David L. Laxton, III
Title:	Chief Financial Officer

EDGEN MURRAY EUROPE LIMITED

By:	/s/ Lynne Nelson
Name:	Lynne Nelson
Title:	Director

EDGEN MURRAY PTE. LTD.

By:	/s/ Lynne Nelson
Name:	Lynne Nelson
Title:	Director

[Signature Page to eighth Amendment to Credit Agreement – Edgen Murray Corporation]

AGENTS/LENDERS:	JPMORGAN CHASE BANK, N.A., individually, as US Administrative Agent, US Collateral Agent, a US Revolving Lender, Issuing Bank and Swingline Lender

	By:	/s/ Timothy J. Whitefoot
	Name:	Timothy J. Whitefoot
	Title:	Authorized Officer

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, individually, as Canadian Administrative Agent, Canadian Collateral Agent and a Canadian Revolving Lender

By:	/s/ Agostino A. Marchetti
Name:	Agostino A. Marchetti
Title:	Senior Vice President

J.P. MORGAN EUROPE LIMITED, individually, as UK Administrative Agent and UK Collateral Agent

By:	/s/ Timothy Jacob
Name:	Timothy Jacob
Title:	Senior Vice President

JPMORGAN CHASE BANK, N.A., LONDON BRANCH, individually, as a UK Revolving Lender

By:	/s/ Timothy Jacob
Name:	Timothy Jacob
Title:	Senior Vice President

[Signature Page to eighth Amendment to Credit Agreement – Edgen Murray Corporation]

HSBC BANK USA, N.A., as a US Revolving Lender

By:	/s/ Rafael De Paoli
Name:	Rafael De Paoli
Title:	VP, Team Leader

HSBC BANK PLC, as a UK Revolving Lender

By:	/s/ Scott McClurg
Name:	Scott McClurg
Title:	Global Relationship Manager

HSBC BANK CANADA, as a Canadian Revolving Lender

By:	/s/ Aditya Sapru
Name:	Aditya Sapru
Title:	Assistant Vice President

THE HONGKONG AND SHANGHAI BANKING CORPORATION LIMITED, as a Singapore Revolving Lender, Singapore Administrative Agent and Singapore Collateral Agent

By:	/s/ Patrick Kin Hock Yean
Name:	Patrick Kin Hock Yean
Title:	Senior Vice President

[Signature Page to eighth Amendment to Credit Agreement – Edgen Murray Corporation]

WELLS FARGO CAPITAL FINANCE, LLC, as a US Revolving Lender and a UK Revolving Lender

By:	/s/ Kevin S. Fong
Name:	Kevin S. Fong
Title:	Vice President

WELLS FARGO FOOTHILL CANADA ULC, as a Canadian Revolving Lender

By:	/s/ Domenic Cosentino
Name:	Domenic Cosentino
Title:	Vice President

[Signature Page to eighth Amendment to Credit Agreement – Edgen Murray Corporation]

BANK OF AMERICA, N.A., as a US Revolving Lender

By:	/s/ Mark Porter
Name:	Mark Porter
Title:	Senior Vice President

BANK OF AMERICA, N.A. (acting through its Canada branch), as a Canadian Revolving Lender

By:	/s/ Medina Sales de Andrade
Name:	Medina Sales de Andrade
Title:	Vice President

BANK OF AMERICA, N.A. (acting through its London branch), as a UK Revolving Lender

By:	/s/ Mark Porter
Name:	Mark Porter
Title:	Senior Vice President

[Signature Page to eighth Amendment to Credit Agreement – Edgen Murray Corporation]